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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3
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Section 7.3 Indenture                                                       Distribution Date:              11/15/2000
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
(i)     Amount of the distribution allocable to principal of
        the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on
        the Notes per $1,000 of the initial principal balance of
        the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on
        the Notes
               Class A Note Interest Requirement                    6,053,369.79
               Class B Note Interest Requirement                      520,871.09
               Class C Note Interest Requirement                      703,283.91
                       Total                                        7,277,524.79

        Amount of the distribution allocable to the interest on
        the Notes per $1,000 of the initial principal balance
        of the Notes
               Class A Note Interest Requirement                         8.07116
               Class B Note Interest Requirement                         8.33394
               Class C Note Interest Requirement                         8.75199

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        750,000,000
               Class B Note Principal Balance                         62,500,000
               Class C Note Principal Balance                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00


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                                              By:
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                                                  Name:  Patricia M. Garvey
                                                  Title: Vice President